                                                                    EXHIBIT 99.1

GROUP FINANCIAL REPORT

        CONSOLIDATED FINANCIAL STATEMENTS OF THE CABLECOM GROUP FOR 1998
          AND REPORT OF THE STATUTORY AUDITORS TO THE GENERAL MEETING

                  4  Consolidated balance sheet
                  5  Consolidated income statement
                  6  Consolidated cash flow statement
                     ANNEX TO THE CONSOLIDATED FINANCIAL STATEMENTS
                7-8  Consolidation principles
               9-10  Valuation principles
              11-16  Notes to the consolidated financial statements
              17-19  Other information on the consolidated financial statement
                 20  Report to the statutory auditors

                                 CABLECOM GROUP
                           CONSOLIDATED BALANCE SHEET

                                                                    31.12.1998      31.12.1997
                                                          NOTES    THOUSAND CHF    THOUSAND CHF
-----------------------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash equivalents.............................                 32,926          12,464
Securities............................................      1           2,192              49
Accounts receivable...................................      2         219,489         190,311
Other receivables.....................................      3          30,118          28,748
Inventories...........................................      4          58,729          55,829
Accrued and deferred items............................                  7,856           6,040
                                                                    ---------       ---------
TOTAL CURRENT ASSETS..................................                351,310         293,441
                                                                    ---------       ---------
FIXED ASSETS
Tangible assets.......................................      5       1,562,519       1,520,029
Financial assets......................................      6          59,528          75,132
Intangible assets.....................................      7           5,531           3,971
                                                                    ---------       ---------
TOTAL FIXED ASSETS....................................              1,627,578       1,599,132
                                                                    ---------       ---------
TOTAL ASSETS..........................................              1,978,888       1,892,573
                                                                    =========       =========
SHORT-TERM LIABILITIES
Financial liabilities.................................      8          94,916         132,493
Accounts payable......................................                 40,095          22,406
Other short-term liabilities..........................                 57,875          53,774
Accrued and deferred items............................      2         266,118         227,699
                                                                    ---------       ---------
TOTAL SHORT-TERM LIABILITIES..........................                459,004         436,372
                                                                    ---------       ---------
LONG-TERM LIABILITIES
Financial liabilities.................................      9         992,292         993,568
Provisions............................................     10         333,155         305,292
                                                                    ---------       ---------
TOTAL LONG-TERM LIABILITIES...........................              1,325,447       1,298,860
                                                                    ---------       ---------
TOTAL LIABILITIES AND PROVISIONS......................              1,784,451       1,735,232
                                                                    ---------       ---------
MINORITY INTERESTS....................................                  8,817           9,550
SHAREHOLDERS' EQUITY
Share capital.........................................     11         100,000         100,000
Reserves for own shares...............................     11           4,000           4,000
Retained earnings.....................................     11          81,620          43,791
TOTAL SHAREHOLDERS' EQUITY............................                185,620         147,791
                                                                    ---------       ---------
TOTAL LIABILITIES.....................................              1,978,888       1,892,573
                                                                    =========       =========

                                 CABLECOM GROUP
                         CONSOLIDATED INCOME STATEMENT

                                                                       1998            1997
                                                          NOTES    THOUSAND CHF    THOUSAND CHF
-----------------------------------------------------------------------------------------------
Net income from products and services...................   12         562,468         497,662
Inventory change -- work in hand........................               11,204          10,458
Work for own account....................................               85,931          31,616
Costs of goods sold and services supplied...............             -267,095        -196,378
                                                                    ---------       ---------
GROSS PROFIT............................................              392,508         343,358
                                                                    ---------       ---------
Personnel costs.........................................   13        -111,709        -105,102
Depreciation............................................    5        -125,703        -109,069
Other operating expenses................................              -70,625         -57,079
                                                                    ---------       ---------
OPERATING PROFIT BEFORE INTEREST AND TAX................               84,471          72,108
                                                                    ---------       ---------
Financial income........................................   14           1,933           1,599
Financial expenses......................................   14         -32,845         -29,261
                                                                    ---------       ---------
OPERATING PROFIT BEFORE TAX.............................               53,559          44,446
                                                                    ---------       ---------
Exceptional expenses....................................   15         -53,268         -11,364
Exceptional income......................................   15          67,734          10,517
Non-operating income....................................                1,974             987
Non-operating expenses..................................   16           1,492          -2,232
                                                                    ---------       ---------
PROFIT BEFORE TAX.......................................               68,507          42,354
                                                                    ---------       ---------
Taxes...................................................              -21,980         -18,397
NET PROFIT..............................................               46,527          23,957
Minority interests......................................                 -310            -199
                                                                    ---------       ---------
NET PROFIT OF THE GROUP.................................               46,217          23,758
                                                                    =========       =========

                                 CABLECOM GROUP
                        CONSOLIDATED CASH FLOW STATEMENT

                                                                       1998            1997
                                                          NOTES    THOUSAND CHF    THOUSAND CHF
-----------------------------------------------------------------------------------------------
Net profit of the Group.................................               46,217          23,758
Depreciation............................................    5         125,703         109,069
Change in provisions and other variations not taken to
  income................................................               43,949          -3,818
                                                                     --------        --------
CASH FLOW BEFORE CHANGE IN NET CURRENT ASSETS...........              215,869         129,009
Change in net current assets............................              -16,280          64,279
                                                                     --------        --------
OPERATING CASH FLOW.....................................              199,589         193,288
                                                                     --------        --------
Investments in tangible assets..........................    5        -154,481         -99,988
Acquisition of shareholdings............................              -25,815         -68,425
Investments in other intangible assets..................               -3,603              --
Sale of tangible assets.................................                  256              --
Sale of shareholding interests..........................               19,292           7,855
Change in lendings......................................               -1,670          12,438
CASH FLOW ON INVESTMENT ACTIVITY........................             -166,021        -148,120
Distributed profit......................................   11          -9,687          -9,336
Repayment of loans......................................               -1,276         -30,906
CASH FLOW ON FINANCING ACTIVITY.........................              -10,963         -40,242
                                                                     --------        --------
INCREASE IN CASH AND CASH EQUIVALENTS AND SECURITIES....               22,605           4,926
                                                                     --------        --------
Cash and cash equivalents and securities at start of
  year..................................................               12,513           7,587
                                                                     ========        ========
Cash and cash equivalents at end of year................               35,118          12,513
                                                                     ========        ========

                                 CABLECOM GROUP

BASIS OF FINANCIAL STATEMENTS

     The consolidated financial statements of Cablecom Group have been compiled in compliance with the Accounting and Reporting Recommendations (ARR). They are based on the acquisition cost principle (historical values) and on the annual financial statements of the individual Group member companies compiled according to uniform accounting principles.

     All the figures in the consolidated statement of accounts are quoted in thousand Swiss franc (TCHF).

METHOD AND SCOPE OF CONSOLIDATION

     The term "Group companies" denotes all companies in which Cablecom Holding AG either directly or indirectly owns over 50% of the share capital or voting rights, or is entitled to appoint a majority of members of the Board of Directors and management bodies or exercises a controlling influence. These companies are taken into the Group accounts by the full consolidation method, i.e. 100% of the assets and liabilities together with costs and income are stated. Credits, liabilities, income and expenditure between consolidated companies are mutually offset. Minority shareholding interests are stated separately in the Group accounts.

     All the subsidiary companies have a uniform account closing date, i.e. 31 December. Cablecom Holding AG ends its financial year on 31 March. For consolidation purposes, an interim statement of accounts is therefore compiled for Cablecom Holding AG for the period from 1 January to 31 December.

     In the case of associated companies, the shareholding interest ranges from 20 to 50%. Where these companies are not under the uniform management of the parent company, they are taken into the Group accounts by the equity method.

     Shareholding interests of less than 20%, together with minor or inactive companies, are designated as non-consolidated shareholding interests and stated under financial fixed assets. They appear in the balance sheet at their purchase value, less any appropriate depreciation for operational purposes.

CAPITAL CONSOLIDATION

     The capital has been consolidated by the Anglo-Saxon purchase method. In this method, the purchase value of the shareholding interest is offset against the proportionate equity at the time of the acquisition.

     If there is a positive difference, the acquired added values contained in this item are apportioned to the relevant balance sheet headings on the causal principle. Any remaining goodwill is imputed to shareholders' equity.

     Sales of shareholding interests during the year are not shown in the consolidated annual financial statements. Shareholding interests acquired in the reporting year are consolidated from the time of acquisition.

     Group member companies with minority shares are also included by the full consolidation method. However, minority shares are stated separately in the Group balance sheet and Group income statement.

INTERCOMPANY TRANSACTIONS

     All amounts owed or receivable, as well as income or expenses and retained profits between fully consolidated Group companies, are eliminated from the consolidated annual financial statements.

FOREIGN CURRENCY TRANSLATION

     The annual financial statements of Group member companies drawn up in a foreign currency are translated into Swiss francs by the closing/current rate method. The resulting translation differences are stated under shareholders' equity without affecting income.

     Business transactions in a foreign currency are translated and stated at the current rate at the time when the business was transacted.

     Translation of foreign currency positions shown in the annual financial statement into the local currency is made at the exchange rate applicable on the balance sheet return date (31 December). Exchange rate gains and losses are taken to income and stated under the financial income or financial costs headings.

CASH AND CASH EQUIVALENTS

     This heading primarily comprises current account credit balances and fixed-term investments due within three months, together with credit balances on post office accounts. Cash and cash equivalents are valued at par. Inventories or balances in a foreign currency are translated at the exchange rate applicable on the balance sheet return date.

ACCOUNTS RECEIVABLE

     This heading comprises payments due from customers exclusively in respect of transactions which are part of normal business activities. They are stated at par value. As the accounts receivables for most Group member companies consist of a large number of small individual credit items, a value adjustment is calculated for these balances in the light of experience. Value adjustments for other individual credit items are allowed when they can be calculated.

INVENTORIES

     Marketable goods are valued at most at the average cost price or lower market price on the balance sheet return date. Non-current goods are depreciated individually or overall by product groups, applying the lower of cost or market value principle. Rented appliances are stated at cost price and depreciated over their life cycle.

     In the case of goods or products which do not satisfy the quality requirements, appropriate value adjustments have been made.

TANGIBLE ASSETS

     The tangible assets are valued at purchase or manufacturing cost, less the accrued depreciation necessary for operational purposes. Depreciation is allowed on a straight-line basis over the estimated life cycle of the assets concerned according to the following table:

COMMUNICATION EQUIPMENT
Communication networks................             16 years
Backbone..............................           6-20 years
Other communication equipment.........            3-6 years
OTHER TANGIBLE ASSETS
Real estate...........................          33-50 years
Other tangible assets.................            3-6 years

LIABILITIES ON SHORT-TERM LIABILITIES

     Bank credits with no fixed period or with a fixed period of notice less than 12 months are stated as financial liabilities under the short-term liabilities heading.

     Accounts payable consist primarily of commitments arising out of the procurement of equipment, auxiliary and operating materials needed for the production of goods and the use of services. These commitments are stated as accounts payable under the short-term liabilities heading if they fall due within one year.

LIABILITIES ON LONG-TERM LIABILITIES

     Bank credits with a fixed life or a fixed period of notice exceeding 12 months on which notice had not been given on the balance sheet return date are stated as financial liabilities under long-term liabilities.

     Loans with a period of notice exceeding one year are stated at par as financial liabilities in cases where notice of termination of these loans has not been given on the balance sheet return date.

PROVISIONS

     Provisions are set up for contingent liabilities, threatened losses or existing and detectable risks. The various risks are assessed and determined individually.

     Provisions for profit and capital tax comprise all the tax effectively due up to and in the current financial year. If the valuation principles used for tax purposes differ from those used for consolidation of the accounts, valuation differences arise for which deferred tax is allowed. The apportionment of deferred profit tax is based on a balance sheet-led approach and in principle takes account of all future impacts under profit tax legislation by the "comprehensive method".

     Deferred tax is calculated for all taxpayers in the Group in the same way as in the previous year at a uniform 22% rate on the pretax profit. Any deferred profit tax receivable is offset against liabilities of the individual taxpayers.

The following notes numbered 1 to 16 refer to the consolidated balance sheet, income statement and cash flow statement.

1  SECURITIES

     As at 31 December 1998, SwissOnline AG had assigned securities worth TCHF 2,123 (TCHF 0 in the previous year) as security for bank loans.

2  ACCOUNTS RECEIVABLE

     Accounts receivable include subscription charges already invoiced for the following year. These are stated in all cases on the liabilities side under accrued and deferred items.

     As at 31 December 1998, accounts receivable worth TCHF 400 (TCHF 3,396 in the previous year) had been assigned as security for bank borrowings.

3  OTHER RECEIVABLES

OTHER RECEIVABLES INCLUDE THE FOLLOWING ITEMS:                 31.12.1998      31.12.1997
------------------------------------------------------------------------------------------
                                                              THOUSAND CHF    THOUSAND CHF
Current accounts on non-consolidated companies..............        754          12,503
Other customary receivables.................................     29,364          16,245
TOTAL OTHER RECEIVABLES.....................................     30,118          28,748

4  INVENTORIES

INVENTORIES COMPRISE THE FOLLOWING ITEMS:                      31.12.1998      31.12.1997
------------------------------------------------------------------------------------------
                                                              THOUSAND CHF    THOUSAND CHF
Material and goods inventories..............................     24,320          23,169
Rented devices with customers...............................     23,363          24,153
Work in hand................................................     11,046           8,507
TOTAL INVENTORIES...........................................     58,729          55,829

5  TANGIBLE ASSETS

TANGIBLE ASSETS COMPRISE THE FOLLOWING ITEMS  COMMUNICATION                       OTHER             TOTAL
AND HAVE UNDERGONE THE FOLLOWING CHANGES:       EQUIPMENT     REAL ESTATE    TANGIBLE ASSETS   TANGIBLE ASSETS
--------------------------------------------------------------------------------------------------------------
                                              THOUSAND CHF    THOUSAND CHF   THOUSAND CHF      THOUSAND CHF
HISTORICAL PROCUREMENT COSTS
As at 1 January 1997.......................     1,569,661        64,083           56,396          1,690,140
Restatements not taken to income...........             0       -10,760                0            -10,760
Changes in scope of consolidation/mergers...       48,401           468            1,892             50,761
Investments................................        89,819             7           10,162             99,988
Disposals..................................          -192             0          -21,481            -21,673
Translation differences and transfers in
  accounts.................................       -10,157            -1             -336            -10,494
AS AT 31 DECEMBER 1997.....................     1,697,532        53,797           46,633          1,797,962
Changes in scope of consolidation/mergers...        9,724             0            5,530             15,254
Investments................................       135,192             0           19,289            154,481
Disposals..................................          -345             0           -7,295             -7,640
Translation differences and transfers in
  accounts.................................           298          -968             -721             -1,391
                                                ---------       -------          -------          ---------
AS AT 31 DECEMBER 1998.....................     1,842,401        52,829           63,436          1,958,666
                                                =========       =======          =======          =========

                                            COMMUNICATION                       OTHER             TOTAL
                                              EQUIPMENT     REAL ESTATE    TANGIBLE ASSETS   TANGIBLE ASSETS
------------------------------------------------------------------------------------------------------------
                                            THOUSAND CHF    THOUSAND CHF   THOUSAND CHF      THOUSAND CHF
CUMULATIVE DEPRECIATION
As at 1 January 1997......................     -146,445        -2,605          -46,727           -195,777
Change in scope of
  consolidation/mergers...................       -2,800             0             -731             -3,531
Depreciation(1)...........................     -100,258        -1,338           -6,603           -108,199
Disposals.................................          162             0           18,050             18,212
Translation differences and transfers in
  accounts................................        9,085           -11            2,288             11,362
                                              ---------       -------          -------          ---------
AS AT 31 DECEMBER 1997....................     -240,256        -3,954          -33,723           -277,933
                                              =========       =======          =======          =========
Changes in scope of
  consolidation/mergers...................       -3,710             0             -843             -4,553
Depreciation(1)...........................     -107,209        -1,123          -10,213           -118,545
Disposals.................................           89             0            3,110              3,199
Translation differences and transfers in
  accounts................................          -43           964              764              1,685
                                              ---------       -------          -------          ---------
AS AT 31 DECEMBER 1998....................     -351,129        -4,113          -40,905           -396,147
                                              =========       =======          =======          =========
BALANCE SHEET VALUES NET 31 DECEMBER
  1997....................................    1,457,276        49,843           12,910          1,520,029
BALANCE SHEET VALUES NET 31 DECEMBER
  1998....................................    1,491,272        48,716           22,531          1,562,519

---------------
(1) The depreciation of TCHF 125,703 (TCHF 109,069 in the previous year) shown in the income statement comprises depreciation on tangible assets and depreciation on intangible assets in the amount of TCHF 7,158 (TCHF 870 in the previous year).

     As of 31 December 1998, intangible assets worth TCHF 23,071 (previous year TCHF 37,424) have been pledged as collateral to secure bank borrowings.

     The fire insurance value of the tangible assets is TCHF 257,634 (previous year TCHF 199,699) as at 31 December 1998. In the case of communication equipment, only the technical equipment in the head stations is insured; the line networks are not covered by the fire insurance value.

6  FINANCIAL ASSETS

FINANCIAL ASSETS COMPRISE THE FOLLOWING ITEMS:                 31.12.1998      31.12.1997
------------------------------------------------------------------------------------------
                                                              THOUSAND CHF    THOUSAND CHF
Non-consolidated shareholding interests.....................     41,039          55,837
Loans to non-consolidated companies.........................      4,060           4,060
Own shares..................................................     13,098          13,098
Other financial assets......................................      1,331           2,137
                                                                 ------          ------
TOTAL FINANCIAL ASSETS......................................     59,528          75,132
                                                                 ======          ======

THE NON-CONSOLIDATED SHAREHOLDING INTERESTS
COMPRISE THE FOLLOWING COMPANIES:                   BUSINESS ACTIVITY     CAPITAL SHARE    THOUSAND CHF
-------------------------------------------------------------------------------------------------------
Balcab AG, Basel..................................          T                  41%         CHF  22,080
IRPSA, France(1)..................................          T                  48%         FRF 170,000

---------------
Abbreviations
T   = Cable TV
FRF = French Francs

(1) The share capital was increased to TFRF 170,000 from TFRF 98,000 in the year under review; the capital share remained unchanged.

     The Balcab AG shareholding is again shown in the consolidated financial statements as an unconsolidated shareholding interest, as was the case last year. The impact of non-inclusion of the Balcab AG shareholding on the consolidated financial statements is insignificant in terms of proportionate asset value. This shareholding interest has therefore not been treated as equity.

     The Valvision SA (France) and Gvanim Cable TV Ltd. (Israel) interests were sold in 1998. The intention is also to sell the IRPSA interest, which is therefore stated as a non-consolidated shareholding in the consolidated annual financial statement for 1998, as was already the case last year.

7  INTANGIBLE ASSETS

     The depreciation period for the long-term rights of utilisation of fiber optic lines was adjusted in 1998 as these will be replaced by our own cable networks by the end of 1999.

     The intangible assets primarily comprised EDP software and development costs of SwissOnline AG at the end of 1998.

8  SHORT-TERM FINANCIAL LIABILITIES

     The stated amount consists primarily of short-term fixed bank loans and the balance of the cash pool. Following the sale of shareholding interests, the short-term liability over the year-end was significantly lower than in the previous year. Short-term fixed bank loans were repaid in the first quarter of 1999 using payments received on invoices for the year.

9  LONG-TERM FINANCIAL LIABILITIES

THE LONG-TERM FINANCIAL LIABILITIES COMPRISE THE FOLLOWING ITEMS:   31.12.1998        31.12.1997
-------------------------------------------------------------------------------------------------
                                                                   THOUSAND CHF      THOUSAND CHF
Bank loans....................................................       516,284           520,992
Shareholders' loans...........................................       444,000           454,000
Other long-term financial liabilities.........................        32,008            18,576
                                                                     -------           -------
TOTAL LONG-TERM FINANCIAL LIABILITIES.........................       992,292           993,568
                                                                     =======           =======

     Shareholders' loans were reduced by TCHF 10,000 following the absorption of Fischer Holding AG by Cablecom Holding AG as of 1 April 1998.

10  PROVISIONS

PROVISIONS COMPRISE THE FOLLOWING ITEMS:                       31.12.1998        31.12.1997
--------------------------------------------------------------------------------------------
                                                              THOUSAND CHF      THOUSAND CHF
Provisions on non-consolidated companies in which an
interest is owned...........................................     14,807            22,300
Provisions for current profit and capital taxes.............     44,183            34,167
Provisions for deferred taxes...............................    226,694           233,890
Other provisions............................................     47,471            14,935
                                                                -------           -------
TOTAL PROVISIONS............................................    333,155           305,292
                                                                =======           =======

11  SHAREHOLDERS' EQUITY

                                                                 RESERVE FOR      RETAINED
THE SHAREHOLDERS' EQUITY HAS VARIED AS FOLLOWS:  SHARE CAPITAL    OWN SHARES      EARNINGS     TOTAL EQUITY
-----------------------------------------------------------------------------------------------------------
                                                 THOUSAND CHF    THOUSAND CHF   THOUSAND CHF   THOUSAND CHF
As at 1 January 1997........................        100,000            --          40,752        140,752
                                                    =======         =====         =======        =======
Restatements not taken to income............             --            --         -21,263        -21,263
Change in scope of consolidation/mergers....             --            --          13,455         13,455
Dividend payments...........................             --            --          -9,336         -9,336
Reserve for own shares......................             --         4,000          -4,000             --
Translation differences.....................             --            --             425            425
                                                    -------         -----         -------        -------
Profit for the year 1997....................             --            --          23,758         23,758
                                                    -------         -----         -------        -------
AS AT 31 DECEMBER 1997......................        100,000         4,000          43,791        147,791
                                                    =======         =====         =======        =======
Changes in scope of consolidation/mergers...             --            --           1,313          1,313
Dividend payments...........................             --            --          -9,687         -9,687
Translation differences.....................             --            --             -14            -14
Profit for the year 1998....................             --            --          46,217         46,217
                                                    -------         -----         -------        -------
AS AT 31 DECEMBER 1998......................        100,000         4,000          81,620        185,620
                                                    =======         =====         =======        =======

     The restatements not taken to income heading is the result of the revaluations made for the 1997 financial year pursuant to the Accounting and Reporting Recommendations (ARR).

     As in the previous year, the share capital comprises 100,000 registered shares with a par value of CHF 1,000. Siemens Schweiz AG, Swisscom AG and Veba Telecom GmbH each own 32%. The remaining 4% are owned by the Cablecom Group itself. In the 1997 financial year, a reserve for own shares was accordingly set up in an amount equivalent to the original acquisition price of TCHF 4,000.

12  NET INCOME FROM PRODUCTS AND SERVICES (INFORMATION ON SEGMENTS)

THE NET INCOME FROM PRODUCTS AND SERVICES CAN BE SUBDIVIDED
INTO THE FOLLOWING BUSINESS AREAS AND GEOGRAPHICAL MARKETS:       1998            1997
------------------------------------------------------------------------------------------
                                                              THOUSAND CHF    THOUSAND CHF
BREAKDOWN BY BUSINESS AREA
Systems.....................................................     67,500          33,595
Television..................................................    318,534         318,421
Digital.....................................................     25,774          25,273
Internet....................................................     31,977               0
Consumer electronics........................................    118,683         120,373
                                                                -------         -------
TOTAL NET INCOME FROM PRODUCTS AND SERVICES.................    562,468         497,662
                                                                =======         =======
BREAKDOWN BY GEOGRAPHICAL MARKETS
Switzerland.................................................    556,880         492,700
Austria.....................................................      5,588           4,962
                                                                -------         -------
TOTAL.......................................................    562,468         497,662
                                                                =======         =======

13  PERSONNEL

                                                              31.12.1998    31.12.1997    CHANGE
------------------------------------------------------------------------------------------------
NUMBER OF EMPLOYEES BY BUSINESS AREAS
Systems.....................................................      180           114          66
Television..................................................      403           551        -148
Digital.....................................................       16            14           2
Internet....................................................      103             0         103
Consumer electronics........................................      540           585         -45
Cablecom Holding AG.........................................       64            24          40
                                                                -----         -----        ----
TOTAL.......................................................    1,306         1,288          18
                                                                =====         =====        ====

     Following the reorganization, staff transfers were made between the Television and Systems business area and Cablecom Holding AG.

14  FINANCIAL INCOME AND EXPENSES

IN THE FINANCIAL INCOME AND EXPENSES ARE INCLUDED THE
FOLLOWING POSITIONS IN RELATION TO NON-CONSOLIDATED
AND OTHER AFFILIATED COMPANIES:                                   1998            1997
------------------------------------------------------------------------------------------
                                                              THOUSAND CHF    THOUSAND CHF
Interest due to shareholders................................     9,132            10,245
Interest income from non-consolidated companies.............       132               344
Dividends from non-consolidated companies...................       657               492

15  EXCEPTIONAL EXPENSES AND INCOME

     The exceptional expenses include restructuring expenses of Rediffusion AG, further accrued and deferred risk items for the commitment in France, exceptional expenses in relation to digitization and goodwill depreciation of the SwissOnline AG shareholding. As the depreciation period for the goodwill on the SwissOnline AG shareholding cannot be determined, the total goodwill at the time of the acquisition amounting to TCHF 26,898 has been entered under exceptional expenses. This constitutes an exception to the treatment of a residual asset value stated in the Accounting and Reporting Recommendations
(ARR) and the consolidation principles, which either provide for the systematic depreciation over the useful life of the asset or offset against shareholders' equity at the time of first consolidation.

     Exceptional income comprises the profit on the sale of shareholding interests and tax refunds.

16  NON-OPERATING EXPENSES

     Non-operating expenses include real estate costs of Rera AG
Immobiliengesellschaft.

CONTINGENT LIABILITIES

THE FOLLOWING CONTINGENT LIABILITIES EXISTED AT THE END OF THE YEAR:    31.12.98       31.12.1997
--------------------------------------------------------------------------------------------------
                                                                      THOUSAND CHF    THOUSAND CHF
Sureties........................................................             0           10,446
Guarantee commitments...........................................         7,622            4,212
TOTAL CONTINGENT LIABILITIES....................................         7,622           14,658

FINANCIAL DERIVATIVES

     In the 1997 financial year, OTC Interest Swaps with a four-year time to maturity worth a total of TCHF 400,000 were acquired. In 1998, these contracts were extended by one year and a new contract taken out for an amount of TCHF 100,000 with a five-year duration. All these contracts therefore run until 2003. Under the terms of these contracts, variable interest rates are exchanged for fixed rates. The fixed interest rate is 2.9%.

     Interest caps (OTC options) worth a total of TCHF 100,000 are also held. These were acquired in the 1995 (TCHF 75,000) and 1996 financial years (TCHF 25,000). The average strike rate is 5 1/3%. The adjusting payments fall due throughout the lifetime of the caps. All the interest caps run until the year 2000.

     These swaps and caps must be regarded as interest rate hedging on the bank and shareholders' loans (in Swiss francs) stated under long-term liabilities.

COMPANIES IN WHICH SHAREHOLDING INTERESTS ARE OWNED

THE CONSOLIDATED INCOME STATEMENTS FOR 1998
COMPRISE THE FOLLOWING MAIN COMPANIES IN WHICH                SHARE CAPITAL    CAPITAL SHARE    CONSOLIDATION
AN INTEREST IS OWNED:                             BUSINESS     IN THOUSAND         OWNED           METHOD
-------------------------------------------------------------------------------------------------------------
COMPANY
Cablecom (Bern) AG.........................          T         CHF  1,000          100%               V
Cablecom Engineering AG....................          S         CHF  2,000          100%               V
Cablecom (Grischa) AG......................          T         CHF  5,200           98%               V
Cablecom Kabelkommunikation GmbH...........          T         ATS    500          100%               V
Cablecom Media AG..........................          D         CHF  1,000          100%               V
Cablecom (Mittelland) AG...................          T         CHF  9,100          100%               V
Cablecom (Ostschweiz) AG...................          T         CHF  6,300          100%               V
Cablecom Romandie SA.......................          T         CHF  1,000          100%               V
Cablecom SECE AG(2)........................          F         CHF 10,800          100%               V
Cablecom (Suisse Romande) SA...............          T         CHF  6,000          100%               V
Cablecom (Zurich) AG.......................          T         CHF 12,000          100%               V
Cablecom (Ticino) SA.......................          T         CHF 10,000          100%               V
Cablecom (Zentralschweiz) AG...............          T         CHF  4,510          100%               V
Cable Signal Olten AG......................          T         CHF    500           67%               V
Catec AG...................................          S         CHF  2,500          100%               V
Coditel SA.................................          T         CHF  4,500          100%               V
FGA Hagendorf AG...........................          T         CHF    120           92%               V
KASAG Kabelfernseh Steckborn AG............          T         CHF    200           56%               V
Nordex AG..................................          F         CHF    100          100%               V
Rediffusion AG.............................          C         CHF  5,000          100%               V
Rera AG Immobiliengesellschaft.............          L         CHF  3,000          100%               V
Tele-Cables Payerne SA(2)..................          T         CHF  1,200          100%               V
Telereseau Yvonand SA......................          T         CHF    100           90%               V
Tele-Serpeliou SA..........................          T         CHF    100           90%               V
Video 2000 SA..............................          T         CHF  1,000           60%               V
SwissOnline AG(1)..........................          I         CHF  6,667           63%               V
SOL Vision AG(1)...........................          F         CHF    600          100%               V

---------------
Abbreviations

S    = Systems         V = Full consolidation by purchase
     method         ATS = Austrian schillings
T    = Television
D    = Digital
I    = Internet
C    = Consumer electronics
F    = Finance company/holding
L    = Real property company

(1) These shareholding interests were acquired in the 1998 financial year. For the remaining 37% of the SwissOnline AG shareholding interest, a put/call contract has been concluded between the minority shareholders and Cablecom Holding AG. The related costs have already been set aside in the consolidated financial statements as at 31 December 1998.

(2) For these companies the shareholding was increased as follows in the year under review:

Cablecom SECE AG                       from 99.9 to 100%
Tele-Cables Payerne SA                 from 41 to 100%

IN THE FINANCIAL YEAR 1998, THE FOLLOWING CHANGES OCCURRED IN
RESPECT OF THE INDIVIDUAL COMPANIES IN WHICH A SHAREHOLDING
INTEREST IS OWNED:                                             CHANGE
---------------------------------------------------------------------------------------------------------------
COMPANY
Regionalantenne UZE AG..................................       Merger with Cablecom (Ostschweiz) AG
Cablecom (Berner Oberland) AG...........................       Merger with Cablecom (Bern) AG
Cablecom (Bienne) SA....................................       Merger with Cablecom (Bern) AG
Muster Kabelfernseh AG..................................       Merger with Cablecom (Bern) AG
Steffisburger Kabelfernseh AG...........................       Merger with Cablecom (Bern) AG
Teledysa SA.............................................       Merger with Cablecom (Suisse Romande) SA
Teleregion SA...........................................       Merger with Cablecom (Suisse Romande) SA
expert Casar Kalin AG...................................       Merger with Cablecom (Zentralschweiz) AG
GA Altdorf AG...........................................       Merger with Cablecom (Zentralschweiz) AG
Fischer Holding AG......................................       Merger with Cablecom Holding AG
Interkabel Service AG...................................       Merger with Catec AG
Telechene-Bourg SA......................................       Merger with Coditel SA
Telethonex SA...........................................       Merger with Coditel SA
Televernier SA..........................................       Merger with Coditel SA
Cablecom (Zurich) AG....................................       Merger with Cablecom Television AG
Cablecom Television AG..................................       Name changed to Cablecom (Zurich) AG
Cablecom Romandie Holding SA............................       Name changed to Cablecom Romandie SA
Francditel SA...........................................       Acquisition and merger with Cablecom Romandie SA
Telerguel SA............................................       Acquisition and merger with Cablecom Romandie SA

REPORT OF THE STATUTORY AUDITORS TO THE GENERAL MEETING
OF CABLECOM HOLDING AG, FRAUENFELD

     As statutory auditors, we have audited the consolidated financial statements of the Cablecom Group for the financial year ending 31 December 1998 figuring on pages 4 to 19.

     The Board of Directors is responsible for the consolidated financial statements. Our task is to express an opinion on these financial statements based on our audit. We confirm that we meet the legal requirements concerning professional qualifications and independence.

     Our audit was conducted in accordance with auditing standards promulgated by the profession, which require that an audit be planned and performed to obtain reasonable assurance as to whether the consolidated financial statements are free from material misstatement. We have examined on a test basis evidence supporting the amounts and disclosures in the financial statements. We have also assessed the accounting principles used, significant estimates made and the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements give a true and fair view of the assets, financial and earnings positions in accordance with the Accounting and Reporting Recommendations (ARR) and have been properly prepared in accordance with the law, with the exception of the position detailed in
Section 15 of the Notes to the consolidated financial statements.

     We recommend that the consolidated financial statements submitted to you be approved.

PricewaterhouseCoopers AG
Hansjorg Sagesser     Daniel Lustenberger

Berne, 23 April 1999